SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                      Walker International Industries, Inc.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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                                       1

                      Walker International Industries, Inc.

                    Notice of Annual Meeting of Stockholders
                               September 18, 2002

To the Stockholders of
Walker International Industries, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of Walker International Industries, Inc. (the "Company") will be held at the Marriott Hotel, located at 101 James Doolittle Boulevard, Uniondale, New York, on Wednesday, September 18, 2002, commencing at 9:00 a.m. (local time), or at any adjournment thereof, for the following purposes:

1. To elect four persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock to 100,000,000 from 1,000,000;

3. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to authorize the issuance of serial preferred stock, consisting of 5,000,000 shares, with authority vested in the Board of Directors of the Company to prescribe the classes, series and number of each class or series of the preferred stock of the Company and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of the preferred stock of the Corporation;

4. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Walker Financial Corporation;"

5. To consider and act on a proposal to amend the Company's Certificate of Incorporation to expand the authorized nature of business and purpose of the Company to include engaging in any act or activity for which corporations may be lawfully organized under the General Corporation Law of Delaware;

6. To consider and act on a proposal to amend the Company's Certificate of Incorporation to create a classified Board of Directors;

7. To consider and act upon a proposal to approve the Company's 2002 Equity Incentive Plan;

8. To consider and act upon a proposal to ratify the selection of Marcum & Kliegman LLC as the independent certified accountants of the Company for the current fiscal year; and

9. To consider and act upon any other proposal as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing matters are more fully described in the Proxy Statement accompanying this Notice to which your attention is directed.

Only stockholders of record on the books of the Company at the close of business on August 16, 2002 will be entitled to vote at the Annual Meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed proxy card at your earliest convenience in order that your shares may be voted for you as specified.

                                             By Order of the Board of Directors,


                                             Peter Walker, Secretary
August 19, 2002
Garden City, New York

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      Walker International Industries, Inc.
                              370 Old Country Road
                           Garden City, New York 11530

              -----------------------------------------------------


                                 Proxy Statement

              -----------------------------------------------------


                         Annual Meeting Of Stockholders
                               September 18, 2002

              -----------------------------------------------------


The 2002 Annual Meeting of Stockholders of Walker International Industries, Inc., a Delaware corporation, will be held on Wednesday, September 18, 2002, at Marriott Hotel, located at 101 James Doolittle Boulevard, Uniondale, commencing at 9:00 a.m., local time, and any adjournments and postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement is being furnished in connection with the solicitation of proxies by and on behalf of our board of directors for use at the annual meeting, and at any adjournments and postponements of the annual meeting. We will bear the entire costs of such solicitation. The approximate date on which this proxy statement and the enclosed proxy card are being first mailed to our stockholders is August 19, 2002.

If the proxy card in the accompanying form is duly executed and returned, the shares represented by such proxy card will be voted as specified, subject to any applicable voting or irrevocable proxy agreements. Any person executing a proxy card may revoke it prior to its use. You are directed to the section entitled "Procedure for Voting by Proxy" for further information concerning a stockholder's ability to vote by proxy and to revoke a proxy once given.

Throughout this proxy statement, the terms "we," "us," "our" and "our company" refers to Walker International Industries, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and "you" and "your" refers to the stockholders of our company.

Record Date

We have established August 16, 2002 as the record date for the annual meeting. Only holders of record of our voting securities at the close of business on such date will be eligible to vote at the annual meeting. Our common stock currently is the only class of our securities entitled to be voted at the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose relating to the annual meeting, at our executive offices during ordinary business hours for the ten days immediately prior to the annual meeting. This list also will be available for examination during the annual meeting.

Proposals to be Considered at the Meeting

You will be asked to consider and vote at the annual meeting on the matters listed in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement.

We do not expect that any other matter will be brought before the annual meeting. If, however, other matters are properly presented, the individuals named on your proxy card will vote on these other matters in accordance with their judgment and to the extent permitted by applicable law.

Vote Required to Approve the Proposals

Holders of our common stock are entitled to one vote per share on each of the proposals scheduled for vote at the annual meeting. We had issued and outstanding 709,688 shares of our common stock as of the record date. Accordingly, there are 709,688 votes eligible to be cast at the annual meeting.

The election of directors (proposal number 1) is by a plurality of votes cast. Authorization for the amendments to our certificate of incorporation (proposal numbers 2, 3, 4, 5 and 6) each require the affirmative vote of holders of a majority of our outstanding voting securities. Approval of each of the other matters scheduled for vote at the annual meeting requires the affirmative vote of a majority of the votes actually cast on such matter.

Abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy card to the brokers, so called "broker non-votes," those votes will not be included in the vote totals for purposes of determining whether proposals have received the requisite number of affirmative votes cast. Therefore, the effect of abstentions and broker non-votes is the same as that of a vote "against" the amendments to our certificate of incorporation (proposals 2, 3, 4, 5 and 6), while abstentions and broker non-votes will have no effect on the vote on all other proposals scheduled for vote at the annual meeting. Abstentions, however, will be counted in the determination of whether a quorum exists for the purposes of transacting business at the annual meeting.

Our directors, director-nominees and executive officers own, or are affiliates of owners, as trustees of trusts or as an equity owner in a professional corporation of, approximately 52.3% of the voting power entitled to be cast at the annual meeting. We anticipate that these directors and executive officers will cast all of their votes in favor of each of the proposals being considered at the annual meeting.

Quorum

We must have a quorum in order to carry on business at the annual meeting. Under our bylaws, as amended through the record date, we must have present, in person or by proxy, holders of at least a majority of the entire number of votes entitled to be cast in order for a quorum to exist. Accordingly, we must have present, in person or by proxy, holders owning of record at least 354,845 shares of our common stock in order for any business to be conducted at the annual meeting. Abstentions and broker non-votes will count for quorum purposes.

Procedure for Voting by Proxy

A form of proxy card is enclosed for your use. To vote without attending the annual meeting in person, you should complete, sign, date and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States.

If you properly fill in your proxy in the accompanying form and send it to us in time to be voted, your shares will be voted as you have directed on the proxy. If you sign the proxy, but do not make specific choices, the individuals named on your proxy will vote your shares FOR approval of each of the proposals scheduled for vote at the annual meeting.

You can still vote in person at the annual meeting, even if you have completed and returned a proxy. You may revoke your proxy at any time before it is voted by:

-    submitting a new proxy with a later date;

-    by voting in person at the annual meeting; or

-    by filing with our corporate secretary a written revocation of the proxy.

Attendance at the annual meeting will not of itself constitute revocation of a proxy. You must note your appearance with the inspector(s) of election, tell the inspector(s) that you previously granted a proxy with respect to the annual meeting, which you are revoking and request a ballot in order to personally vote at the annual meeting.

If you hold shares through a broker, you should contact your broker to determine the procedures through which you can vote your shares in person.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Our common stock is the only class of our voting securities presently outstanding.

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of the date of this proxy statement by:

- each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the Securities and Exchange Commission and certain other information,

-    each of our "named executive officers" and directors, and

-    all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

The term "named executive officers" is defined in the SEC rules as those executive officers who are required to be listed in the Summary Compensation Table provided in the discussion in this proxy statement concerning proposal number 1.

Except as otherwise indicated in the notes to the following table,

- we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners, and

- the address for each beneficial owner listed in the table, except where otherwise noted, is c/o Walker International Industries, Inc., 370 Old Country Road, Garden City, New York 11530.

                                                              Amount and Nature of               Percentage of
Name and Address of Stockholder                               Beneficial Ownership            Outstanding Shares
-------------------------------                               --------------------            ------------------
Mitchell S. Segal (1)...................................           183,967 (2)                       25.9
Peter Walker (3)........................................           110,939 (4)                       15.6
James N. Lucas, Jr. (5).................................            68,994 (6)                        9.7
The Robert Walker Life Insurance Trust (7)..............            61,562                            8.5
James N. Lucas, Sr. (8).................................            45,996 (9)                        6.5
James Metzger (10)......................................            17,642 (11)                       2.5
Charles Snow (12).......................................            13,151 (13)                       1.9

All executive officers, directors and director-
     nominees as a group (five persons).................           371,695 (14)                      52.3
----------

(1) Mr. Segal became a director, president and chief executive officer of our company upon completion of our acquisition of National Preplanning, Inc. in March 2002. Mr. Segal remains the president of our NPI subsidiary.
(2) Does not include up to 187,551 shares of our common stock that we have the right to issue in satisfaction of our contingent payment obligations under the promissory note we issued to Mr. Segal in connection with the NPI acquisition. This promissory note only is payable if we complete an acquisition of a specified third entity on or before September 30, 2002. We have the option to satisfy our payment obligations, if due, in the form of
     (a) cash, (b) shares of our common stock or (c) a combination of cash and shares.
(3) Mr. Walker was our president, chief executive officer and chairman of the board prior to our acquisitions of National Preplanning, Inc. and American DataSource, Inc. in March 2002 and currently is the president of our Kelly Color Laboratories, Inc. subsidiary and a director of our company. The mailing address for Mr. Walker is c/o Walker International Industries, Inc., 880 South Lake Boulevard, Mahopac, New York 10541.
(4) Includes (a) 61,562 shares of our common stock held by The Robert Walker Life Insurance Trust in which Mr. Walker serves as trustee and in which Mr. Walker is the beneficiary of 45,000 shares owned by this trust and is the brother of the beneficiary of the remaining shares owned by this trust, and
     (b) 16,500 held by a second trust for which Mr. Walker is the sole beneficiary. Mr. Walker disclaims any beneficial ownership to the shares owned by The Robert Walker Life Insurance Trust, other than the 45,000 shares for which he is the beneficiary under this trust.
(5) Mr. James N. Lucas, Jr. is an adult son of James N. Lucas, Sr., our chairman of the board of directors. The mailing address for Mr. Lucas is c/o American DataSource, Inc., 517 North Sylvania Avenue, Fort Worth, Texas 76111.
(6) Includes 22,998 shares of our common stock held by the James N. Lucas and Theresa Lucas Irrevocable Trust for the benefit of this individual.
(7) The mailing address for The Robert Walker Life Insurance Trust is c/o Walker International Industries, Inc., 880 South Lake Boulevard, Mahopac, New York 10541.
(8) Mr. Lucas became chairman of the board of our company upon completion of our acquisition of American DataSource Inc. in March 2002. Mr. Lucas remains the president of our ADS subsidiary. The mailing address for Mr. Lucas is c/o American DataSource, Inc., 517 North Sylvania Avenue, Fort Worth, Texas 76111.
(9) Does not include up to 46,893 shares of our common stock that we have the right to issue in satisfaction of our contingent payment obligations under the promissory note we issued to Mr. Lucas in connection with the ADS acquisition. This promissory note only is payable if we complete an acquisition of a specified third entity on or before September 30, 2002. We have the option to satisfy our payment obligations under this note, if due, in the form of (a) cash, (b) shares of our common stock or (c) a combination of cash and shares.
(10) Mr. Metzger is a nominee for director of our company. The mailing address for Mr. Metzger is c/o The Whitmore Group LLC, 370 Old Country Road, Garden City, New York 11530.
(11) Includes 16,570 shares of our common stock held by The Whitmore Group, LLC a company at which Mr. Metzger serves as chairman of its board of directors.
(12) Mr. Snow is a director and assistant secretary of our company. Mr. Snow has not been nominated for re- election at the annual meeting. Mr. Snow's address is c/o Snow Becker Krauss P.C., 605 Third Avenue, New York, New York 10158.
(13) Includes 11,000 shares of our common stock owned by Snow Becker Krauss P.C., of which Mr. Snow is chairman of its board of directors. Mr. Snow disclaims ownership to the shares owned by Snow Becker Krauss P.C., other than those shares reflecting his equity interest in the professional corporation.
(14) Includes the shares of our common stock held by the trust and Snow Becker Krauss P.C. discussed in notes (4) and (13) above. Does not include the shares of our common stock that may be issued in connection with the satisfaction of our contingent payment obligations under the promissory notes held by Messrs. Lucas and Segal as discussed in notes (2) and (9) above.

Change in Control

On March 19, 2002, we acquired American DataSource, Inc. and National Preplanning, Inc. through mergers of such companies with two of our wholly owned subsidiaries that we formed to effectuate the acquisitions. ADS provides administrative services to independent funeral homes, state master trusts and companies that own funeral homes or cemeteries for pre-need funeral and cemetery accounts. NPI, a development stage company, is a managing general insurance agency and third party marketer of prearranged death care services to corporations, unions and affinity groups.

In the ADS acquisition, we were obligated to issue to James N. Lucas, Sr., the sole stockholder of ADS prior to our acquisition of the company, 183,984 shares of our common stock, together with our 18% subordinated promissory note in the principal amount of $500,000 due November 30, 2002 and $325,000 in cash. At the direction of Mr. Lucas, we delivered 91,992 of such shares and $250,000 principal amount of such notes to an irrevocable trust for the benefit of Mr. Lucas' adult children and delivered 45,996 of such shares and $125,000 principal amount of such notes to Mr. Lucas' adult son, James N. Lucas, Jr.

In the NPI acquisition, we issued to the stockholders of NPI, a total of 272,573 shares of our common stock, together with our 18% subordinated promissory note in the aggregate principal amount of $750,000 due November 30, 2002. Mitchell Segal, the president, chief executive officer, and the owner of approximately 67.5% of the outstanding shares of NPI prior to our acquisition of NPI and our current president and chief executive officer, received 183,967 of such shares and $506,221 principal amount of such notes.

Payment of the subordinated promissory notes issued in the ADS and NPI acquisitions is subject to our acquisition of an unaffiliated investment management and technology company serving the funeral and cemetery industry. These notes are being held in escrow until the unaffiliated party acquisition is completed or abandoned. The notes will be delivered to their respective registered owners if we complete this unaffiliated party acquisition. The notes will be returned to us for cancellation if such acquisition is abandoned or does not occur on or before September 30, 2002. We have the right to deliver a total of 187,570 shares of our common stock in full satisfaction of the promissory notes we issued in the ADS acquisition and a total of 277,870 shares in payment of the promissory notes we issued in the NPI acquisition. The promissory notes were issued as part of the consideration in the two acquisitions in order to provide for the contingency that we may be able to complete the unaffiliated party acquisition within certain parameters. Although NPI has had previous discussions with the acquisition candidate, we have not entered into a definitive agreement or letter of intent to acquire such unaffiliated party, and we may not acquire that company by September 30, 2002, or at all.

In connection with the ADS and NPI acquisitions, James N. Lucas, Sr. and Mitchell S. Segal were elected to our board of directors and Richard Norris resigned as one of our directors. Mr. Norris continues to serve as our vice president, chief financial officer and treasurer.

The consideration issued in the merger transactions was determined in arms-length negotiations among the parties.


                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

Four individuals are to be elected as directors of our company at the annual meeting, each to hold office until the next annual meeting of shareholders, unless he shall resign, become disqualified, disabled or shall otherwise be removed from office. Our board of directors has nominated each of the following persons for election as directors at the annual meeting:

         James N. Lucas, Sr.                                  Mitchell S. Segal
         Peter Walker                                         James Metzger

Shares represented by executed proxy cards in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of each of the above-stated nominees, unless such nominee shall be unavailable, in which case such shares will be voted for the substitute nominee designated by our board of directors. Our board of directors has no reason to believe that any of these nominees will be unavailable or, if elected, will decline to serve. Only a plurality of votes cast are necessary for the election of the directors.

If proposal number 6 is approved and each of our slate of director-nominees are elected as directors at the annual meeting, as set forth in this proposal number 1, Peter Walker and James Metzger would each be designated as a Class I director subject for his term to expire at our 2003 annual meeting, James N. Lucas, Sr. would be designated as a Class II director subject for his term to expire at our 2004 annual meeting, and Mitchell S. Segal would be designated as a Class III director subject for his term to expire at our 2005 annual meeting.

Information Concerning Director-Nominees and Executive Officers

Set forth below is a brief description of the background of each of the director-nominees, based on information provided to us by them.

Name                        Age     Principal Positions and Offices with our
                                    Company
----                        ---     --------------------------------------------

James N. Lucas, Sr.         55      Chairman of the Board of Directors;
                                    President of American DataSource, Inc.
                                    subsidiary
Mitchell S. Segal           43      President and Chief Executive Officer;
                                    President of National Preplanning, Inc.
                                    subsidiary
Peter Walker                56      President of Kelly Color Laboratories, Inc.
                                    subsidiary
James Metzger               43      Director-nominee

Set forth below is a brief description of the background of each of our executive officers and directors-nominees, based on information provided to us by them.

James N. Lucas, Sr. became our chairman of the board upon completion, and pursuant to the terms, of our acquisition of American DataSource, Inc. in March 2002. Mr. Lucas has served as the president of ADS since 1999. Mr. Lucas currently is President and Chief Executive Officer of Professional Association Consultants, a third-party marketer operating in the death care industry. From 1990 to 1995, Mr. Lucas served as President and owner of International Funeral Associates, Inc. Mr. Lucas had previously served as President (1990), Executive Vice-President (1988-1989), Vice-President of Sales and Membership (1986-1987) of International Funeral Associates. Mr. Lucas sold International Funeral Associates to a major public insurer in 1995. From 1988 to 1990, Mr. Lucas also served as a Vice-President of Service Corporation International, one of the world's largest funeral home operators. From 1968 to 1986, he was the owner and operator of Lucas Funeral Homes, which consisted of four wholly owned funeral homes and three partially owned funeral homes in Tarrant County, Texas. Lucas Funeral Homes was sold to Service Corporation International in 1986. Mr. Lucas received his Bachelor Degree in Business Administration and a license from the Dallas Institute of Mortuary Services in 1968.

Mitchell S. Segal became our president and chief executive officer and a member of our board of directors upon completion, and pursuant to the terms, of our acquisition of National Preplanning Inc. in March 2002. Mr. Segal has served as the president of NPI since its inception in 1999. He has spoken at several national conferences on issues relating to the death care industry and authors a monthly article for The Independent, an Internet publication directed to the funeral industry. Mr. Segal received a B.A. degree from Boston University in 1981 and a J.D. degree from Hofstra Law School in 1984. He was employed by the accounting firm Arthur Andersen in its tax department from 1984 to 1986. Mr. Segal served as an assistant vice president in the direct investment division of NYLIFE Securities, a subsidiary of New York Life Insurance, from 1986 to 1987. Thereafter, Mr. Segal was a vice president in the realty investment group of Shearson Lehman Brothers from 1987 to 1990. From 1990 to 1998, Mr. Segal was in private practice.

Peter Walker served as our president and chief executive officer (from 1984) and chairman of the board (from 1987) of our company until March 2002 when he resigned all of such positions upon completion, and pursuant to the terms, of our acquisition of ADS and NPI in March 2002. Despite such resignations, Mr. Walker continues to serve as a director of our company and president of our Kelly Color Laboratories, Inc. subsidiary. From 1977 to 1984, Mr. Walker was executive vice-president, secretary and a director of our company.

James Metzger is Chairman of the Board and principal owner of The Whitmore Group, LLC, an insurance and financial services firm focused in the death care industry. Mr. Metzger has spent over sixteen year providing insurance and financial services to the death care industry. Mr. Metzger is a member of the National Funeral Directors Association, Metropolitan Funeral Directors, New York State Funeral Directors Association, New Jersey Funeral Directors Association, Connecticut Funeral Directors Association, Catholic Cemetery Guild, Associated Granite Craftsman Guild, and National Jewish Funeral Directors Association.

Director Compensation

We currently do not have in effect a policy regarding compensation for serving on our board of directors. However, we do reimburse our directors for their reasonable expenses incurred in attending meetings of our board.

Meetings of the Board of Directors and its Committees

Our board of directors held three formal meetings and took action by written consent in lieu of a meeting on two occasions during our fiscal year ended November 30, 2001. Each member of our board of directors attended, in person or telephonically, all of the meetings of our board held during our 2001 fiscal year. We currently do not have an audit or nominating committee to our board of directors, nor other committees performing similar functions. We intend to establish a compensation committee to our board of directors following stockholder adoption of our 2002 Equity Incentive Plan. See proposal number 7.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, together with written representations received by us from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to our 2001 fiscal year.

Executive Compensation

The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to us during the fiscal years ended November 30, 2001, 2000 and 1999 by those persons who served as chief executive officer during our 2001 fiscal year and any executive officer at November 30, 2001 who received compensation in excess of $100,000 during such years. Mr. Walker is our only executive officer whose total compensation exceeded $100,000 in each of such years.

                           Summary Compensation Table
                                                                                Long-Term
                                                          Other               Compensation
                                   Fiscal         Annual Compensation            Annual               Shares
                                              ----------------------------
Name and Principal Positions        Year        Salary          Bonus       Compensation (1)    Underlying Options
----------------------------        ----        ------          -----       ----------------    ------------------

Peter Walker,                       2001       $100,000              0              0                      0
President and Chief                 2000        100,000              0              0                      0
     Executive Officer (2)          1999        100,000        $10,000              0                      0
--------------------

(1) The above compensation figures do not include the cost for the use of automobiles leased by us, the cost of benefits, including premiums for life insurance, and any other perquisites provided by us to such persons in connection with our business, all of which does not exceed the lesser of $50,000 or 10% of such person's annual salary and bonus for the subject fiscal year.
(2) Mr. Walker resigned as our president and chief executive officer in connection with our acquisitions of ADS and NPI in March 2001. Mr. Walker currently is being compensated at the rate of $100,000 per year, plus an non-accountable expense allowance of $1,000 per month.

Option Grants in Last Fiscal Year; Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

We did not grant any stock options, nor were any options exercised, during our fiscal year ended November 30, 2001. In addition, Mr. Walker does not own any options to purchase our common stock. Further, we have no long- term incentive plans currently in effect.

Employment Agreements

Employment Agreement with Peter Walker

We have entered into an employment agreement with Peter Walker to serve as president of our Kelly Color Laboratories, Inc. subsidiary through March 18, 2012. Under Mr. Walker's employment agreement, we will pay Mr. Walker an annual base salary of $100,000, plus a monthly non-accountable expense allowance of $1,000. Mr. Walker's employment agreement does not require Mr. Walker to devote a minimum number of hours to the business of Kelly Color. Mr. Walker's employment agreement does require us to use our best efforts to cause Mr. Walker to be nominated for election to our board of directors during the term of Mr. Walker's employment agreement.

Mr. Walker's employment agreement provides for him to be paid his salary:

-    for a two year period following his termination due to a disability and

- for the entire remaining employment term in the event his termination is otherwise than for cause or disability; provided that, if the termination is due to a failure to pay Mr. Walker his compensation otherwise payable under the employment agreement, then the rate of compensation shall be

     -    in the seventh year, 150% of his salary at the time of termination,

     -    in the eighth year, 200% of his salary at the time of termination,

     -    in the ninth year, 250% of his salary at the time of termination, and

     -    in the tenth year, 300% of his salary at the time of termination.

Employment Agreement with Mitchell S. Segal

We have entered into an employment agreement with Mitchell Segal to serve as our president and chief executive officer through December 31, 2005. Under Mr. Segal's employment agreement, we will pay Mr. Segal an annual base salary of $200,000 for 2002, with annual increases of not less than $10,000, plus annual bonuses equal to a minimum of 3% to a maximum of 5% of the gross proceeds received from equity financings and a minimum of 3% to a maximum of 7.5% of our net income, provided our net income is at least $500,000. The bonus is payable through 2008, even if Mr. Segal's employment with us is terminated by us except in the event the termination is for cause. In no event may the bonuses due Mr. Segal exceed an aggregate of $304,025. Mr. Segal also is entitled to discretionary bonuses, if any, awarded by our board of directors.

Mr. Segal's employment agreement provides for him to be paid his salary:

-    for a six-month period following his termination due to a disability and

- for the entire remaining employment term in the event his termination is otherwise than for cause or disability.

Our Stock Plans

We do not currently have in effect any stock or other incentive plans to benefit our directors, executive officers or employees. However, in July 2002, our board of directors adopted the company's 2002 Equity Incentive Plan. The 2002 plan is subject to approval by our stockholders. See proposal number 5 below. No options or other awards have been granted to the date of this proxy statement under the 2002 plan.

Certain Relationships and Related Transactions

We did not enter into any transaction with a related party during the last two years requiring disclosure under the rules and regulations adopted by the U.S. Securities and Exchange Commission, except for the employment agreements we entered into with each of Peter Walker and Mitchell Segal which are discussed in the "Employment Agreements" subsection set forth previously in this Proxy Statement.

Recommendation of Our Board of Directors

Our board of directors recommends that stockholders vote FOR the election as directors of each of the board's nominees as listed above.

                                PROPOSAL NUMBER 2
     AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                      AUTHORIZED SHARES OF OUR COMMON STOCK


Our certificate of incorporation currently provides that the number of shares of common stock which we are authorized to issue is 1,000,000. Our board of directors has determined that it is advisable to amend our certificate of incorporation to increase the number of authorized shares of our common stock to 100,000,000, and has authorized such an amendment, subject to stockholder approval.

If proposal number 2 is approved by you, the additional shares of our common stock so authorized, as well as shares of our common stock currently authorized but not issued or outstanding, may be issued from time to time upon authorization of our board of directors, without further approval by our stockholders, unless otherwise required by applicable law, and for such consideration as our board may determine and as may be permitted by applicable law. Our board believes the increase in the authorized shares of our common stock is necessary to provide us with the flexibility to act in the future with respect to financing programs, acquisitions, forward stock splits and other corporate purposes (although no such specific activities are currently contemplated, except for a possible acquisition of an unaffiliated third party and a fourteen-for-one (14:1) forward stock split approved by our board of directors subject to this proposal number 2 being approved) without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of our common stock may arise. Such a delay might deny us the flexibility that our board views as important in facilitating the effective use of the securities of our company.

The increase in authorized shares is not being proposed as a means of preventing or dissuading a change in control or takeover of our company. However, use of these shares for such a purpose is possible. Shares of our authorized but unissued common stock, as well as shares of our authorized but unissued serial preferred stock, if authorized by the approval of proposal number 3 below, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of our company or could be issued to purchasers who would support our board of directors in opposing a takeover proposal. In addition, the increase in authorized shares, if approved, may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful.

The proposed amendment does not change the terms of our common stock. Neither our certificate of incorporation nor Delaware law grants holders of our common stock any preemptive rights. The additional shares of our common stock for which authorization is sought will have the same par value, the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our common stock now authorized. Adoption of the proposed amendment to our certificate of incorporation would not affect the rights of the holders of currently outstanding shares of our common stock.

The authorization of additional shares of our common stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present stockholders. However, to the extent that shares are subsequently issued to persons other than our current stockholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on our current stockholders.

As of the record date for the annual meeting, we had 709,688 shares of our common stock outstanding and 84,656 shares of our common stock reserved for issuance pursuant to various outstanding options and warrants to purchase our common stock.

The following table illustrates the effect of the increase in the number of authorized shares of our common stock.

                                          Before the              After the
                                          Amendment               Amendment
                                          ---------               ---------
Authorized...........................    1,000,000               100,000,000
Outstanding..........................      709,688                 9,935,632  *
Reserved.............................       84,656                 1,185,184  **
Available for future issuance........      205,656                88,879,184
----------------

* Gives effect to the proposed fourteen-for-one (14:1) forward stock split to be effective following the filing the certificate of amendment to our certificate of incorporation increasing the number of authorized shares of our common stock, if this proposal is approved.
** Includes the 70,000 shares of our common stock (980,000 shares, giving effect to the proposed 14:1 forward stock split) to be available for issuance under our 2002 Equity Incentive Plan if our stockholders approve proposal number 7.

Interest of Our Management in the Proposal

James N. Lucas, Sr., the chairman of our board of directors, holds a subordinated promissory note in the principal amount of $125,000 that was issued in connection with our acquisition of American DataSource, Inc. In addition, Mitchell S. Segal, our president and chief executive officer, holds a subordinated promissory note in the principal amount of $506,221 that was issued in connection with our acquisition of National Preplanning, Inc. Payment of these notes, along with similar notes issued pursuant to our acquisitions of ADS and NPI aggregating an additional $618,779 in principal amount, is subject to our acquisition of a specified unaffiliated investment management and technology company serving the funeral and cemetery industry. These notes will be canceled if such acquisition is abandoned or does not occur on or before September 30, 2002. We have the right to deliver a total of 465,440 shares of our common stock in full satisfaction of these promissory notes, including 46,893 shares to Mr. Lucas and 187,551 shares to Mr. Segal.

We currently do not have a sufficient number of available authorized shares to satisfy the subordinated promissory notes delivered in connection with the ADS and NPI acquisitions through the issuance of our common stock without an increase in the authorized number of shares of our common stock. Accordingly, the approval of this proposal could result in an increase in the ownership of our common stock by Messrs. Lucas and Segal. Such an increase would occur if this proposal was approved, we completed the acquisition of the unaffiliated company and our board determined to satisfy the notes through the issuance of shares of our common stock. Messrs. Lucas and Segal have indicated their intentions to vote, in their capacities as directors of our company, for the satisfaction of the notes through the issuance of shares of our common stock. Although NPI has had previous discussions with the acquisition candidate, we have not entered into a definitive agreement or letter of intent to acquire such unaffiliated party, and we may not acquire that company by September 30, 2002, or at all.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding on the record date for the annual meeting will be required to approve this amendment to our certificate of incorporation.

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote FOR approval of this amendment to our certificate of incorporation.


                                PROPOSAL NUMBER 3
      AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO AUTHORIZE A CLASS OF "BLANK CHECK" PREFERRED STOCK CONSISTING OF 5,000,000 AUTHORIZED SHARES

Our certificate of incorporation currently does not authorize the issuance of any type of preferred stock. Our board of directors has determined that it is advisable to amend our certificate of incorporation to authorize us to issue up to

5,000,000 shares of preferred stock, in one or more series with each series having such rights and preferences as our board may determine when authorizing such series. This type of class of securities is commonly referred to as "blank check" serial preferred stock.

If proposal number 3 is approved by you, shares of our serial preferred stock will be available for issuance from time to time for such purposes and consideration as our board of directors may approve. No further vote of our stockholders will be required in connection with the authorization of a series of preferred stock or the issuance of shares of such series, unless otherwise required by applicable law.

We have no present plans to authorize any series of preferred stock or to issue any shares within a series of preferred stock.

In the event that our board of directors does authorize, designate and issue shares of serial preferred stock, our board may exercise its discretion in establishing the terms of such serial preferred stock. In the exercise of such discretion, our board may determine the voting rights, if any, of the series of serial preferred stock being issued, which could include the right to vote separately or as a single class with our common stock and/or other series of serial preferred stock; to have more or less voting power per share than that possessed by our common stock or other series of serial preferred stock, and to vote on certain specified matters presented to our stockholders or on all of such matters or upon the occurrence of any specified event or condition. On our liquidation, dissolution or winding up, the holders of serial preferred stock may be entitled to receive preferential cash distributions fixed by our board when creating the particular series of preferred stock before the holders of our common stock are entitled to receive anything. Serial preferred stock authorized by our board could be redeemable or convertible into shares of any other class or series of our capital stock.

Our board of directors believes the authorization of serial preferred stock is necessary to provide us with the flexibility to act in the future with respect to financing programs, acquisitions, stock splits and other corporate purposes (although no such specific activities currently are contemplated, except for a possible acquisition of an unaffiliated third party) without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of preferred stock may arise. Such a delay might deny us the flexibility that our board views as important in facilitating the effective use of the securities of our company.

The authorization of the serial preferred stock is not being proposed as a means of preventing or dissuading a change in control or takeover of our company. However, use of shares of serial preferred stock for such a purpose is possible. Shares of our authorized serial preferred stock, as well as shares of our authorized but unissued common stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of our company or could be issued to purchasers who would support our board of directors in opposing a takeover proposal. In addition, the existence of authority to issue serial preferred stock, as well as the issuance of a series of our preferred stock, if approved, may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful.

The authorization of serial preferred stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present stockholders. However, to the extent that shares of our serial preferred stock having voting rights are subsequently issued to persons other than our current stockholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on our current stockholders.

Interest of Our Management in the Proposal

None of our directors nor executive officers has any financial or other personal interest in the authorization of serial preferred stock pursuant to this proposal.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding on the record date for the annual meeting will be required to approve this amendment to our certificate of incorporation.

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote FOR approval of this amendment to our certificate of incorporation.

                                PROPOSAL NUMBER 4
                  AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
                      TO CHANGE THE NAME OF OUR COMPANY TO
                         "WALKER FINANCIAL CORPORATION"

Our board of directors has proposed that our certificate of incorporation be amended to change the name of our company to "Walker Financial Corporation."

Our board of directors has given consideration to a possible name change primarily because our company's present name no longer portrays the scope of our company's business. Our company's business has changed dramatically over the past few months through our acquisitions of American DataSource, Inc. and National Preplanning, Inc. ADS provides administrative services to independent funeral homes, state master trusts and companies that own funeral homes or cemeteries for pre-need funeral and cemetery accounts. NPI, a development stage company, is a managing general insurance agency and third party marketer of prearranged death care services to corporations, unions and affinity groups.

After careful consideration, our board believes that the name "Walker Financial Corporation" will more accurately reflect the current scope of our company's services, products and strategy.

In light of our recent change in business, our board believes that our company's name should better reflect our new business focus.

Interest of Our Management in the Proposal

None of our directors nor executive officers has any financial or other personal interest in the change in our corporate name pursuant to this proposal.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding on the record date for the annual meeting will be required to approve this amendment to our certificate of incorporation.

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote FOR approval of this amendment to our certificate of incorporation.


                                PROPOSAL NUMBER 5
        AMENDMENT TO OUR CERTIFICATE OF INCORPORATE TO EXPAND THE COMPANY
                    AUTHORIZED NATURE OF BUSINESS AND PURPOSE

Our certificate of incorporation currently contains a limited corporate purpose clause. Our board of directors has determined that it is advisable to amend our certificate of incorporation to expand the authorized nature of the business and purpose of our company to include engaging in any act or activity for which corporations may be lawfully organized under the General Corporation Law of Delaware, subject to stockholder approval.

The current purpose clause in our certificate of incorporation, which has been in effect since we were incorporated in 1967, details the specific activities, and only activities, in which we may legally engage. This clause currently reads as follows:

     "THIRD. The nature of the business or purposes to be conducted or promoted is:

                  To carry on and conduct a photographic business, including the business of commercial photographers, printers, and photo-printers. To manufacture, reproduce, buy, sell, and deal in and with, photographs, portraits, prints, engravings, paintings, pictures, picture frames, and photographer's supplies; to manufacture, buy, sell, and generally deal in and deal with, photographic materials, supplies, appliances, apparatus, machinery and equipment; and to build, lease, purchase or otherwise acquire, mortgage, sell or otherwise dispose of, rent, and deal in and with, studios, laboratories, plants, stores, and business establishments of all kinds."

Section 101(b) of the General Corporation Law of Delaware provides that a corporation may be authorized for specific purposes and/or be authorized to engage in any act or activity for which corporations may be lawfully organized under the GCL. Our board of directors believes that the current Article Third of our certificate of incorporation limits our ability to enhance stockholder values by limiting our activities to the photographic business. Our board further believes that the proposed amendment will provide us with the flexibility needed to expand our business activities into fields which our management determines, from time to time, are worthy of entering, including the death care financial services industry in which our two recently acquired subsidiaries, American DataSource, Inc. and National Preplanning, Inc., presently operate. This flexibility is essential to our ability to compete effectively and respond rapidly to future business opportunities in an increasingly competitive commercial marketplace.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding on the record date for the annual meeting will be required to approve this amendment to our certificate of incorporation.

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote FOR approval of this amendment to our certificate of incorporation.


                                   PROPOSAL 6
                AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO
                     CREATE A CLASSIFIED BOARD OF DIRECTORS

Our board of directors has unanimously approved and recommended that you, approve an amendment to our certificate of incorporation to provide for the classification of our board of directors into three classes of directors with staggered terms of office.

Our by-laws now provide that all directors are to be elected annually for a term of one year. Delaware law permits provisions in a certificate of incorporation or by-laws approved by stockholders that provide for a classified board of directors. The proposed classified board amendment to our certificate of incorporation and conforming amendments to our by-laws, would provide that directors will be classified into three classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at our 2003 annual meeting; another class would hold office initially for a term expiring at our 2004 annual meeting; and another class would hold office initially for a term expiring at our 2005 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified. If this proposal number 6 is approved and each of our slate of director-nominees are elected as directors at the annual meeting, as set forth in proposal number 1, Peter Walker and James Metzger would each be designated as a Class I director subject for his term to expire at our 2003 annual meeting, James N. Lucas, Sr. would be designated as a Class II director subject for his term to expire at our 2004 annual meeting, and Mitchell S. Segal would be designated as a Class III director subject for his term to expire at our 2005 annual meeting.


The proposed classified board of directors amendment will significantly extend the time required to effect a change in control of our board of directors and may discourage hostile takeover bids for our company. Currently, a change in control of our board can be made by stockholders holding a plurality of the votes cast at a single annual meeting. If we implement a classified board, it will take at least two annual meetings for even a majority of stockholders to make a change in control of our board, because only a minority of the directors will be elected at each meeting.

Under Delaware law, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected and qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. Our certificate of incorporation does not provide otherwise. Accordingly, if the classified board proposal is approved by the stockholders, conforming changes to our by-laws will be implemented. Presently, all of our directors are elected annually and all of the directors may be removed, with or without cause, by a majority vote of the outstanding shares of our common stock. Cumulative voting is not authorized by our certificate of incorporation.

Advantages

The proposed classified board of directors amendment is designed to assure continuity and stability in our board's leadership and policies. While we have not experienced any problems with such continuity in the past, we wish to ensure that this experience will continue. Our board of directors also believes that the classified board proposal will assist the board in protecting the interests of our stockholders in the event of an unsolicited offer for our company.

Disadvantages

Because of the additional time required to change control of our board of directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of our board, a takeover bidder will not be able to take action to remove other impediments to its acquisition of our company, including a redemption of stockholder rights, the terms of which create obstacles to an acquisition of our company, if we choose to grant such rights to our stockholders and empower our board to effect such a redemption. Because the proposed classified board amendment will result in an increase the amount of time required for a takeover bidder to obtain control of our company without the cooperation of our board, even if the takeover bidder were to acquire a majority of our outstanding voting stock, it will tend to discourage certain tender offers, perhaps including some tender offers that stockholders may feel would be in their best interests. The proposed classified board amendment will also make it more difficult for the stockholders to change the composition of the board even if our stockholders believe such a change would be desirable.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding on the record date for the annual meeting will be required to approve this amendment to our certificate of incorporation.

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote FOR approval of this amendment to our certificate of incorporation.

                                PROPOSAL NUMBER 7
                   APPROVAL OF OUR 2002 EQUITY INCENTIVE PLAN

Our board of directors has adopted the Walker International Industries, Inc. 2002 Equity Incentive Plan and, under this proposal, we are asking that you, our stockholders, approve the 2002 plan.

We believe that the 2002 plan is integral to our compensation strategies and programs. There is an ongoing "battle for talent" within the industries in which we operate and within the overall domestic employment market. In order to retain and secure employees in this intensely competitive employment environment, we must have competitive compensation programs, particularly with respect to equity-based awards. The use of stock options and other stock awards among public companies is widely prevalent. The 2002 plan will give us more flexibility to keep pace with our competitors.

With stockholder approval of the 2002 plan, we expect to use stock options as our most widely used form of long- term incentives for our directors, executive officers, employees and consultants. The 2002 plan also will permit stock bonus grants, restricted stock grants, performance stock grants, stock appreciation rights grants and other types of awards.

We currently do not have any equity incentive plan to effectively recruit, motivate, and retain the caliber of directors, executive officers, employees and consultants essential for our future success.

Plan Summary

A summary of the principal features of the 2002 plan is provided below, but is qualified in its entirety by reference to the actual 2002 plan. The full text of the 2002 plan is attached as Appendix A to this proxy statement.

Purposes

The purposes of the 2002 plan are to:

- enable us and our subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to our success, and

- provide incentives to participants in the 2002 plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all of our stockholders.

Shares Available for Issuance

The maximum number of shares of our common stock that initially may be issued under the 2002 plan is 70,000, or 980,000 if we effect the proposed fourteen-for-one (14:1) forward stock split following stockholder approval of proposal number 2. The 2002 plan provides for automatic annual increases in the aggregate number of shares that may be issued under the 2002 plan, effective as of the first calendar day of each fiscal year and commencing with January 1, 2003. Each annual increase shall be equal to 10% of the total number of shares of our common stock we issue in the immediately prior fiscal year, other than shares issued pursuant to the 2002 plan.

The number of shares that may be granted pursuant to the 2002 plan and the exercise prices of and number of shares subject to outstanding options and other awards will be proportionately adjusted, subject to any required action by our board of directors or stockholders and compliance with applicable securities laws, in the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in our capital structure involving our common stock.

Administration

The 2002 plan will be administered by our board of directors or, to the extent the board elects to delegate the administration of the 2002 plan, to a committee of the board. We anticipate that our board will create a compensation committee to administer the 2002 plan to the extent that our board does not choose to administer the

2002 plan. We further anticipate that each member of such compensation committee or other committee administering the 2002 plan will be a "non-employee director" within the meaning set forth in Rule 16b-3 promulgated under the Exchange Act. Throughout the remainder of this discussion of the 2002 plan, the term "administrator" refers to our board or the committee delegated authority to administer the 2002 plan.

The 2002 plan provides for the administrator to have full authority, in its discretion, to:

-    select the persons to whom awards will be granted,

-    grant awards,

-    determine the number of shares to be covered by each award,

- determine the type, nature, amount, pricing, timing and other terms of each award, and

- interpret, construe and implement the provisions of the 2002 plan, including the authority to adopt rules and regulations.

Eligibility

Participation in the 2002 plan is limited to our, our subsidiaries' and our affiliates':

-    employees, including officers,

-    directors,

-    consultants, and

-    advisors.

Types of Awards

Under the 2002 plan, the administrator is authorized to award:

-    stock options,

-    stock bonuses,

-    restricted stock,

-    stock appreciation rights, commonly referred to as "SARs,"

-    performance grants, and

-    other types of awards.

Stock Options

The administrator is authorized to grant stock options, which may be either incentive stock options qualifying for favorable tax treatment under the Internal Revenue Code, referred to as "ISOs," or nonqualified stock options, referred to as "NSOs." The exercise price of an ISO must be no less than 100% of the fair market value of our common stock on the date of the grant; and the exercise price of an NSO must be no less than 85% of such fair market value. For purposes of the 2002 plan, fair market value shall be equal to the closing market price of our common stock on the principal stock market in which the common stock trades. In the absence of a market price, fair market value shall be determined in such manner as the administrator may deem equitable, or as required by applicable law or regulation.

At the time of grant, the administrator will determine when options are exercisable and when they expire. In absence of such determination, each option will have a ten year term, with one quarter of the shares subject to the option becoming exercisable on the first anniversary of the option grant and with an additional one-quarter becoming exercisable on each of the next three anniversary dates. The term of an option cannot exceed ten years, except in the case of an ISO granted to a person who beneficially owns 10% or more of the total combined voting power of all of our equity securities, referred to as a "10% stockholder." An ISO granted to a 10% stockholder cannot have a term exceeding five years, nor may such an ISO be exercisable at less than 110% of the fair market value of our common stock on the date of grant. ISOs may not be granted more than ten years after the date of adoption of the 2002 plan by our board of directors, which was on July 18, 2002.

There is no limit on the number of shares subject to options granted to any one individual. However, the aggregate fair market value of shares exercisable in any calendar year by an individual holding ISOs, whether under the 2002 plan or any other plan of our company, may not exceed $100,000. In such an event, the shares in excess of such $100,000 limitation shall be deemed granted as an NSO.

Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made in cash, or at the option of the administrator:

-    by reduction of indebtedness we owe to the optionee,

- by the transfer to us of shares of our common stock owned by the participant for at least six months valued at fair market value on the date of transfer,

- in the case of employees, officers and directors, by interest bearing promissory note, or

- through a "same day sale" or "margin" commitment by an NASD member broker-dealer.

Restricted Stock Grants

Restricted stock consists of shares of our common stock which are transferred or sold to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. The administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the price to be paid, if any, the time within which the shares covered by such grants will be subject to forfeiture, the time at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions could include, but are not limited to, performance criteria, continuous service with us, the passage of time or other restrictions. In the case of a 10% stockholder, restricted stock will only be issued at fair market value.

Awards of restricted stock and other incentives under the 2002 plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Internal Revenue Code, including, but not limited to:

-    cash flow,

-    cost,

-    ratio of debt to equity,

-    profit before tax,

-    earnings before interest and taxes,

-    the ratio of earnings to capital spending,

-    free cash flow,

-    net profit,

-    net sales,

-    price of our common stock,

-    return on net assets, equity, or stockholders' equity,

-    market share, or

-    total return to stockholders.

Any performance criteria may be used to measure our performance as a whole or the performance of any of our subsidiaries, affiliates or business units. Any performance criteria may be adjusted to include or exclude extraordinary items.

SARs

An SAR is a right, denominated in shares, to receive an amount, payable in shares, in cash or a combination of shares and cash, that is equal to the excess of: (a) the fair market value of our common stock on the date of exercise of the right over (b) the fair market value of our common stock on the date of grant of the right, multiplied by the number of shares for which the right is exercised. SARs may be awarded either in combination with the grant of an option or other type of award or individually.

Stock Bonus Awards

The administrator may award shares of our common stock to participants without payment therefor, as additional compensation for service to us, our subsidiaries or our affiliates.

Performance Grants

The 2002 plan authorizes the administrator to award performance grants. Performance grant awards are earned over a performance period determined by the administrator at the time of the award. There may be more than one performance award in existence at any one time, and the performance periods may differ or overlap. Further, performance grants can be awarded separately or in tandem with other awards.

At the time a performance grant is awarded, the administrator will establish minimum and maximum performance goals over the performance period. The portion of the performance award earned by the participant will be determined by the administrator, based on the degree to which the performance goals are achieved. No performance grants will be earned by the participant unless the minimum performance goals are met.

Amendment of the 2002 plan

Except as may be required for compliance with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code, our board of directors has the right and power to amend the 2002 plan; provided, however, that the board may not amend the 2002 plan in a manner which would impair or adversely affect the rights of the holder of an outstanding award without such holder's consent. If the Code or any other applicable statute, rule or regulation, including, but not limited to, those of any securities exchange, requires stockholder approval with respect to the 2002 plan or any type of amendment thereto, then, to the extent so required, stockholder approval will be obtained.

Termination of the 2002 plan

Subject to earlier termination by our board of directors, the 2002 plan will terminate on July 17, 2012, subject to a five year extension at the discretion of the board. During the extension period, if any, ISOs will not be permitted to be granted. Termination of the 2002 plan will not in any manner impair or adversely affect any award outstanding at the time of termination.

Administrator's Right to Modify Benefits

Any award granted may be converted, modified, forfeited, or canceled, in whole or in part, by the administrator if and to the extent permitted in the 2002 plan, or applicable agreement entered into in connection with an award grant or with the consent of the participant to whom such award was granted.

Change in Control

Upon the occurrence of a change in control:

-    all outstanding options and SARs shall become immediately exercisable,

- all restrictions on restricted stock shall lapse and our right to repurchase such restricted stock shall terminate, and

- the maximum amount issuable or payable under a performance grant through the end of the quarter in which the change in control occurs shall become due.

A change of control will be deemed to have occurred if:

- any person acquires beneficial ownership of 30% or more of the voting power of our then-outstanding voting securities,

- three or more directors who have not been approved by a majority of our current board of directors (and those elected with such current directors' approval), are elected in any single 24-month period,

- members of our current board cease to constitute a majority of our board without the approval of our current board (and those elected with such current directors' approval), or

- we are a party to a merger, consolidation, liquidation, dissolution or sale of all or substantially all of our assets, other than a merger in which we are the surviving corporation and such merger does not result in any other manner in a change in control.

Reusage

If a stock option expires or is terminated, surrendered or canceled without having been fully exercised or if restricted stock or SARs are forfeited or terminated without the issuance of all of the shares subject to such award, the shares covered by such awards again will be available for use under the 2002 plan. Shares covered by an award granted under the 2002 plan will not be counted as used unless and until they are actually and unconditionally issued and delivered to a participant. The number of shares which are transferred to us by a participant to pay the exercise or purchase price of an award will be subtracted from the number of shares issued with respect to such award for the purpose of counting shares used. Shares withheld to pay withholding taxes in connection with the exercise or payment of an award will not be counted as used. Shares covered by an award granted under the 2002 plan which is settled in cash will not be counted as used.

Automatic Grants to Non-Employee Directors

The 2002 plan provides that each non-employee director shall automatically be granted:

- upon first being elected to our board of directors, a ten year option to purchase 715 shares, or 10,010 shares if we effect the proposed fourteen-for-one (14:1) forward stock split following stockholder approval of proposal number 2, and

- on January 1st of each calendar year, a ten year option to purchase 715 shares, or 10,010 shares if we effect the proposed 14:1 stock split following stockholder approval of proposal number 2.

The exercise price of these options will be equal to the fair market value of our common stock on the date of grant. Each of these options will become exercisable immediately upon grant.

Termination of Options

Upon the termination of an optionee's employment or other service with us, the optionee will have three months to exercise options to the extent exercisable as of the date of termination, except where such termination is for cause, in which event the option will expire immediately. However, if, the termination is due to the optionee's death or disability, then the optionee or the optionee's estate or legal representation shall have the right to exercise any vested options for twelve months after such death or disability. The administrator, in its discretion, may delay the termination of such an option, but only for up to the earlier of: (a) five years from such termination or (b) the option's original expiration date.

Federal Income Tax Consequences

The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to us and participants under the 2002 plan. Federal tax laws may change and the federal, state and local tax consequences for any such participant will depend upon his, her or its individual circumstances. Each participant shall be encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2002 plan.

ISOs

An optionee generally does not recognize taxable income upon the grant or upon the exercise of an ISO.

If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (a) the gain realized upon the sale or (b) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposing of them in a disqualifying disposition. In the year of disposition, we will receive a federal income tax deduction in an amount equal to the ordinary income which the optionee recognizes as a result of the disposition.

If an optionee sells ISO shares after having held them for at least one year from exercise and two years from the date of grant, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. Such income will be taxed at long-term capital gains rates. In such an event, we will not be entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

The exercise of an ISO may, in some cases, trigger liability for the alternative minimum tax.

NSOs

An optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price, unless the optionee is subject to the provisions of Section 16 of the Securities Exchange Act of 1934. We will receive an income tax deduction in an amount equal to the ordinary income which the optionee recognizes upon the exercise of the stock option. If an optionee sells shares received upon the exercise of an NSO, the optionee recognizes capital gain income to the extent the sales proceeds exceed the fair market value of such shares on the date of exercise. If the optionee is subject to Section 16, absent an election to be taxed at the time of exercise, the optionee will be taxed when the insider trading restrictions of Section 16 lapse, and then based upon the value of the shares at the time the trading restrictions lapse.

Restricted Stock

A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award or payment. Instead, the participant recognizes ordinary income in the taxable year in which his or her interest in the shares becomes either: (a) freely transferable or (b) no longer subject to substantial risk of forfeiture. On the date restrictions lapse, the participant includes in taxable income the fair market value of the shares less the cash, if any, paid for the shares.

A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock, less any cash paid for the shares, on the date of the award.

We will receive a compensation expense deduction in the taxable year in which restrictions lapse, or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income.

Other Benefits

In the case of an exercise of an SAR or an award of a performance grant, or stock bonus, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Million Dollar Deduction Limit

We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. We believe that awards in the form of stock options, performance stock, SARs and performance-based restricted stock constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

Registration and Effect of Stock Issuance

We intend to register under the Securities Act the shares of our common stock issuable under the 2002 plan. This will make such shares immediately eligible for resale in the public market.

The issuance of shares of our common stock under the 2002 plan will dilute the voting power of our stockholders.

Miscellaneous

A new benefits table is not provided because no grants have been made under the 2002 plan and all benefits, except for automatic grants to non-employee directors, are discretionary.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock actually cast at the annual meeting on this proposal number 7 will be required to approve the Walker International Industries, Inc. 2002 Equity Incentive Plan.

Recommendation of Our Board of Directors

Our board of directors recommends a vote FOR approval of the Walker International Industries, Inc. 2002 Equity Incentive Plan.


                                PROPOSAL NUMBER 8
                      RATIFICATION OF SELECTION OF AUDITORS

Introduction

The firm of Marcum & Kliegman LLP has been appointed as the firm of certified public accountants to audit our books and records for our fiscal year ending November 30, 2002. This appointment was made by our board of directors. Under this proposal, we are asking our stockholders to ratify this appointment. Stockholder ratification in not required. If our stockholders do not approve this proposal, our board of directors may, but is not required to, reconsider the appointment.

Change in Certifying Accountants

Kofler, Levenstein, Romanotto & Co., P.C. served as our auditor through the fiscal year ended November 30, 2001. Our board determined not to renew the engagement of Kofler, Levenstein, Romanotto & Co., P.C. on May 14, 2002 and selected Marcum & Kliegman LLP as our new auditors.

The reports of Kofler, Levenstein, Romanotto & Co., P.C. for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, during our last two fiscal years and through the date of our determination not to renew the engagement of Kofler, Levenstein, Romanotto & Co., P.C., we had no disagreements with Kofler, Levenstein, Romanotto & Co., P.C. on any matters relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Kofler, Levenstein, Romanotto & Co., P.C., would have cause Kofler, Levenstein, Romanotto & Co., P.C. to make reference to the subject matter of the disagreement(s) in connection with Kofler, Levenstein, Romanotto & Co., P.C.'s audit report for either or both of such last two fiscal years. In addition, during our two most recent fiscal years and through the date of our determination not to renew the engagement of Kofler, Levenstein, Romanotto & Co., P.C., neither we nor anyone acting on our behalf consulted with Marcum & Kliegman LLP on matters regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered for our financial statements.

We requested that Kofler, Levenstein, Romanotto & Co., P.C. furnish a letter addressed to the SEC stating that it agreed with the above statements relating to Kofler, Levenstein, Romanotto & Co., P.C. A copy of such letter, dated May 15, 2002, was filed as exhibit 99.2 to our Current Report on Form 8-K (Date of Report: May 14, 2002), filed with the SEC on May 16, 2002.

A representative of Marcum & Kliegman LLP is not expected to be present at the annual meeting.

Information Concerning Fees


In May 2002, we first engaged Marcum & Kliegman LLP to audit our consolidated financial statements and to perform certain other non-audit services on our behalf. No fees were billed to us by this accounting firm for services rendered with respect to our 2001 fiscal year. Fees billed to us by Kofler, Levenstein, Romanotto & Co., P.C. for services rendered with respect to our 2001 fiscal year were as follows:

-    Audit fees: $14,000;

-    Financial information systems design and implementation fees: $0; and

-    All other fees: $8,000.

Other fees relate to federal, state and local tax return preparation.

Our board of directors, when considering the appointment of Marcum & Kliegman, considered whether the provision of the financial information systems design and implementation and all other non-audit services was compatible with maintaining the accounting firm's independence.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock actually cast at the annual meeting on this proposal number 8 will be required to approve the ratification of our selection of Marcum & Kliegman LLP as the firm of certified public accountants to audit our books and records for our fiscal year ending November 30, 2002.

Recommendation of Our Board of Directors

Our board of directors recommends that our stockholders vote FOR the ratification of the appointment of Marcum & Kliegman LLP as our independent auditor for the year ending November 30, 2002.


                                  OTHER MATTERS

Our board of directors is not aware of any business to be presented at the annual meeting, other than the matters set forth in the notice of annual meeting and described in this proxy statement. If any other business does lawfully come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote on such other business in accordance with their judgment.


                            EXPENSES OF SOLICITATION

We will pay the cost of soliciting proxies for the annual meeting. In addition to soliciting by mail, our directors, officers and other employees may solicit proxies in person, or by telephone, facsimile transmission or other means of electronic communication. We also will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their voting instructions.

                              STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Next Year's Proxy Statement

To be considered for inclusion in our next year's proxy statement, stockholder proposals must be received at our principal's executive offices no later than the close of business on April 21, 2003. Proposals should be addressed to Peter Walker, Secretary, Walker International Industries, Inc., 370 Old Country Road - Second Floor, Garden City, New York 11530.

Other Stockholder Proposals for Presentation at Next Year's Annual Meeting

For any proposal that is not submitted for inclusion in our next year's proxy statement, but is instead sought to be presented directly at the 2003 annual meeting, SEC rules will permit management to vote proxies in its discretion if we:

- receive notice of the proposal before the close of business on July 5, 2003 and advise our stockholders in our 2003 proxy statement about the nature of the matter and how management intends to vote on such matter, or

- do not receive notice of the proposal prior to the close of business on July 5, 2003.

Notices of intention to present proposals at the 2003 annual meeting should be addressed to Peter Walker, Secretary, Walker International Industries, Inc., 370 Old Country Road - Second Floor, Garden City, New York 11530.


                         AVAILABILITY OF OUR FORM 10-KSB

We will provide without charge to any stockholder as of the record date, copies of our Annual Report on Form 10- KSB, upon written request delivered to Peter Walker, Secretary, Walker International Industries, Inc., 370 Old Country Road - Second Floor, Garden City, New York 11530.

                                             By order of the Board of Directors,

                                             Peter Walker, Secretary
Garden City, New York
August 19 , 2002
                                     - 23 -

                                                                      APPENDIX A



                      Walker International Industries, Inc.

                           2002 EQUITY INCENTIVE PLAN

                      WALKER INTERNATIONAL INDUSTRIES, INC.

                           2002 EQUITY INCENTIVE PLAN


ARTICLE 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

1.1. Purpose. The purposes of this 2002 Equity Incentive Plan are (a) to enable the Company, and the Company's subsidiaries and affiliates, to attract and retain highly qualified personnel who will contribute to the success of the Company, including the Company's subsidiaries and certain affiliates, and
     (b) to provide incentives to participants in this 2002 Equity Incentive Plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all stockholders of the Company.

1.2. Definitions. For purposes of this Plan, except as otherwise defined in this Plan, capitalized terms shall have the meanings assigned to them in this
     Section 1.2.

     "Administrator" means the Board or, if and to the extent the Board elects to delegate the administration of the Plan or does not administer the Plan, the Committee.

     "Affiliate" means any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another entity, where "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

     "Associated Award" shall have the meaning assigned to the term in Section 8.2.

     "Award" means any award granted under the Plan.

     "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     "Board" means the Board of Directors of the Company.

     "Cause" means the commission of any act of a theft, embezzlement or fraud involving the Company or any Parent, Subsidiary or Affiliate of the Company or otherwise, or a breach of fiduciary duty to the Company or any Parent, Subsidiary or Affiliate of the Company. An Award Agreement may further define the term "Cause."

     "Change of Control" shall have the meaning assigned to such term in Section 16.2.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     "Committee" means the compensation committee of the Board or other any committee which the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board as specified in the Plan shall be exercised by the Committee.

     "Common Stock" means the common stock, with a par value $0.10 per share as of the date of adoption of the Plan by the Board, of the Company.

     "Company" means Walker International Industries, Inc., a Delaware corporation, or any successor corporation.

     "Control" shall have the meaning assigned to the term in the definition of Affiliate in this Section 1.2.

     "Disability" means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent, Subsidiary or Affiliate by reason of a physical or mental disability or infirmity for a continuous period of six months, as determined by the Administrator. The date of such Disability shall be the last day of such six-month period or the date on which the Participant submits such medical evidence, satisfactory to the Company, that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from performing the Participant's work duties for a continuous period of six months or longer, as the case may be.

     "Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or of any Parent, Subsidiary or Affiliate. For purposes of the Plan, the term "employee" shall include all those individuals whose service with or for the Company and/or any Parent, Subsidiary or Affiliate of the Company, is within the definition of "employee" in the "Rule as to the Use of Form S-8" contained in the General Instructions for the registration statement on Form S-8 promulgated by the Securities and Exchange Commission.

     "Employee Director" means any director of the Company who is also an employee of the Company or of any Parent, Subsidiary or Affiliate.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Exercise Price" means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award.

     "Fair Market Value" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator; provided, however, that Fair Market Value shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on Nasdaq, the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by NASD; (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and the last sale price and closing bid and asked prices are not furnished by the NASD, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the Pink Sheets, or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if the last sale price and bid and asked prices for the Common Stock are not furnished by the NASD, Pink Sheets or a similar organization, the value established in good faith by the Administrator; and (vi) in the case of a Limited Stock Appreciation Right, the Fair Market Value of a share of Common Stock shall be the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

     "Family Member" means, with respect to any Participant, any of the following:

     (a) such Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter- in-law, brother-in-law, sister-in-law, including any such person with such relationship to the Participant by adoption;
     (b) any person (other than a tenant or employee) sharing such Participant's household;
     (c) a trust in which the persons identified in clauses (a) and (b) above have more than fifty percent of the beneficial interest;
     (d) a foundation in which the persons identified in clauses (a) and (b) above or the Participant control the management of assets; or
     (e) any other entity in which the persons identified in clauses (a) and (b) above or the Participant own more than fifty percent of the voting interest.

     "Incentive Stock Option" means any Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     "Incumbent Board" means (i) the members of the Board of the Company on July 18, 2002, to the extent that they continue to serve as members of the Board, and
(ii) any individual who becomes a member of the Board after July 18, 2002, if such individual's election or nomination for election as a director was approved by a vote of at least three-quarters of the then Incumbent Board.

     "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

     "Maximum Value" shall have the meaning assigned to the term in Section 8.2.

     "NASD" means the National Association of Securities Dealers, Inc.

     "Nasdaq" means The Nasdaq Stock Market.

     "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any Parent, Subsidiary or Affiliate.

     "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

     "Option" means an option to purchase Shares granted pursuant to Article 5 or 11 of the Plan.

     "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

     "Participant" means (i) any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Performance Shares, other types of awards, or any combination of the foregoing, or (ii) any Non-Employee Director who is eligible to receive grants of Options pursuant to Article 11.

     "Performance Grant" shall have the meaning assigned to the term in Section 8.1.

                  "Performance Grant Actual Value" shall have the meaning assigned to the term in Section 8.1.

     "Performance Grant Award Period" shall have the meaning assigned to the term in Section 8.3.

     "Performance Shares" means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to
Article 8.

     "Permitted Transfer" means, as authorized by the Plan and the Administrator, with respect to an interest in a Non-Qualified Stock Option, any transfer effected by the Participant during the Participant's lifetime of an interest in such Non-Qualified Stock Option but only such transfers which are by gift or pursuant to domestic relations orders. A permitted transfer does not include any transfer for value and neither transfers under a domestic relations order in settlement of marital property rights or to an entity in which more than 50% of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity are deemed transfers for value.

     "Pink Sheets" means Pink Sheets, LLC.

     "Plan" means this 2002 Equity Incentive Plan.

     "Related Employment" means the employment or performance of services by an individual for an employer that is neither the Company, any Parent, Subsidiary nor Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or any Parent, Subsidiary or Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or any Parent, Subsidiary or Affiliate or was engaged in Related Employment, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Administrator, as Related Employment. The death or Disability of an individual during a period of Related Employment shall be treated, for purposes of this Plan, as if the death or onset of Disability had occurred while the individual was employed by or performing services for the Company or a Parent, Subsidiary or Affiliate.

     "Restricted Stock" means Shares subject to certain restrictions granted pursuant to Article 7.

     "Restricted Period" means the period of time Restricted Stock remains subject to restrictions imposed on the Award of such Restricted Stock.

     "Rule 16b-3" shall have the meaning assigned to the term in Section 2.1.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Shares" means shares of Common Stock reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to Article 4, and any successor security.

     "Stock Appreciation Right" means the right pursuant to an Award granted under Article 6 to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof as established by the Administrator at the time of the grant of such Award (or such other exercise price thereafter established by the Administrator with the consent of the Participant granted such Award where required by the
Plan).

     "Stock Bonus" means an Award granted pursuant to Article 9.

     "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

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     "Ten Percent Stockholder" shall have the meaning assigned to the term in
Section 5.4.

     "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than 90 days, unless reemployment or reinstatement upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees and other Participants in writing. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant while such Participant is on leave from the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the applicable Termination Date.

     "Termination Date" means the effective date of Termination, as determined by the Administrator.


ARTICLE 2.  ADMINISTRATION.

2.1. Administration in Accordance with the Code and Exchange Act. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2. Administrator's Powers. Except for automatic grants to Non-Employee Directors pursuant to Article 11, and subject to the general purposes, terms and conditions of this Plan, the Administrator will have full power to implement and carry out this Plan. Except for automatic grants to Non-Employee Directors pursuant to Article 11, the Administrator will have the authority to:

     (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
     (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
     (c) select persons to receive Awards;
     (d) determine the form and terms of Awards;
     (e) determine the number of Shares or other consideration subject to Awards;
     (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;
     (g) grant waivers of Plan or Award conditions;
     (h) determine the vesting, exercisability and payment of Awards;
     (i) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;
     (j) make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Participant located outside the United States;
     (k) determine whether an Award has been earned; and
     (l) make all other determinations necessary or advisable for the administration of the Plan.

2.3. Administrator's Discretion Final. Except for automatic grants to Non-Employee Directors pursuant to Article 11, any determination made by the Administrator with respect to any Award will be made in the



                                      A - 5

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     Administrator's sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under the Plan.

2.4. Administrator's Method of Acting; Liability. The Administrator may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Eligible Participants. No member of the Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member's or officer's own willful misconduct or as expressly provided by law.


ARTICLE 3.  PARTICIPATION.

3.1. Affiliates. If a Parent, Subsidiary or Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors or other governing body of the Parent, Subsidiary or Affiliate, as the case may be, shall adopt a resolution in form and substance satisfactory to the Administrator authorizing participation by the Parent, Subsidiary or Affiliate in the Plan. A Parent, Subsidiary or Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Parent, Subsidiary or Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Parent, Subsidiary or Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of a Parent, Subsidiary or Affiliate shall terminate, such termination shall not relieve the Parent, Subsidiary or Affiliate of any obligations theretofore incurred by the Parent, Subsidiary or Affiliate, except as may be approved by the Administrator.

3.2. Participants. Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company, or any Parent, Subsidiary or Affiliate of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, that such consultants, contractors and advisors render bona fide services to the Company or such Parent, Subsidiary or Affiliate of the Company not in connection with the offer and sale of securities in a capital-raising transaction. An Eligible Participant may be granted more than one Award under the Plan.


ARTICLE 4.  AWARDS UNDER THE PLAN.

4.1. Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:
                  (a)      Options;
                  (b)      Stock Appreciation Rights;
                  (c)      Restricted Stock;
                  (d)      Performance Grants;
                  (e)      Stock Bonuses; and
                  (f) any other type of Award deemed by the Committee to be consistent with the purposes of the Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

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



4.2. Number of Shares Available Under the Plan. Subject to Sections 4.3 and 4.5, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be 70,000, plus Shares that are subject to:

     (a) issuance upon exercise of an Option previously granted but cease to be subject to such Option for any reason other than exercise of such Option;
     (b) an Award previously granted but forfeited or repurchased by the Company at the original issue price; and
     (c) an Award previously granted that otherwise terminates without Shares being issued.

     Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an Award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan. Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will not be counted as used under the Plan. In addition, shares covered by an Award which is settled in cash will not be counted as used under the Plan.

4.3. Annual Increases in the Number of Shares Available Under the Plan. Notwithstanding the terms of Section 4.2, on each January 1st, commencing with January 1, 2003, the aggregate number of Shares reserved and available for grant and issuance pursuant to the Plan will be increased automatically by a number of Shares equal to 10% of the total number of shares of Common Stock issued by the Company during the immediately preceding fiscal year of the Company, other than shares issued pursuant to the Plan; provided, however, that no more than 70,000 shares of Common Stock (subject to adjustment in accordance with Section 4.5) shall be issued under the Plan upon exercise of Incentive Stock Options.

4.4. Reservation of Shares. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

4.5. Adjustment in Number of Shares Available Under the Plan. In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the number of Shares that may be granted pursuant to the Plan, and (c) the Exercise Prices of and number of Shares subject to outstanding Options and other Awards, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Award but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event or will be rounded up to the nearest whole Share, as determined by the Administrator.

4.6. Rights with Respect to Common Shares and Other Securities.

                  (a) Unless otherwise determined by the Administrator, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such Participant's rights with respect to such Award pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Shares so awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as provided in the Plan or Award Agreement with respect to such Award of Restricted Stock, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different shares, or other securities or property of the Company, or other forms of consideration which the Participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions of the Plan as determined by the Administrator), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Participant with whom an Award Agreement is made to issue Shares in the future shall have no rights as a stockholder with respect to Shares related to such Award Agreement until a stock certificate evidencing such Shares is issued to such Participant.

                  (b) Unless otherwise determined by the Administrator, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such Participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant. Except as provided in Section 4.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.


ARTICLE 5.  STOCK OPTIONS.

5.1. Grant; Determination of Type of Option. The Administrator may grant one or more Options to an Eligible Participant and will determine (a) whether each such Option will be an Incentive Stock Option or a Non- Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, and (e) all other terms and conditions of each such Option, subject to the terms and conditions of this Article 5. The Administrator may grant an Option either alone or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter.

5.2. Form of Option Award Agreement. Each Option granted under the Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option, and, except as otherwise required by the terms of Article 11 hereof, will be in such form and contain such provisions (which need not be the same for each Participant or Option) as the Administrator may from time to time approve, and which will comply with and be subject to the terms and conditions of the Plan.

5.3. Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator.

5.4. Exercise Period. Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Administrator and set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent, Subsidiary or Affiliate of the Company (each, a "Ten Percent Stockholder") will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines. Unless otherwise determined by the Administrator, but excluding Options granted pursuant to Article 11, an Option shall be exercisable as follows:

     (a) up to 25% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option;
     (b) up to an additional 25% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option;
     (c) up to an additional 25% of the number of Shares subject to such Option commencing on the third anniversary of the date of grant of such Option; and

     (d) up to an additional 25% of the number of Shares subject to such Option commencing on the fourth anniversary of the date of grant of such Option.

5.5. Exercise Price. The Exercise Price of an Option will be determined by the Administrator when the Option is granted and may be not less than 85% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; provided, however, that: (a) the Exercise Price of an Incentive Stock Option will be not less than 100% of the per share Fair Market Value of such Shares on the date of such grant and (b) the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than 110% of the per share Fair Market Value of such Shares on the date of such grant. Payment for the Shares purchased shall be made in accordance with Article 10 of the Plan.

5.6. Method of Exercise. An Option may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased,
     (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Article 10 and the executed Award Agreement with respect to such Option.

5.7. Termination. Unless otherwise provided in an Award Agreement, exercise of Options shall be subject to the following: Options shall be subject to the following:

     (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant's Options
(i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than thre months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non- Qualified Stock Option), but in any event, no later than the original expiration date of such Option;
     (b) If the Participant is Terminated because of Participant' death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant's Disability), then each of such Participant's Options (i) may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and (ii) must be exercised by Participant (or Participant's legal representative or authorized assignee no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any such exercise beyond (A) three months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability or (B) twelve months after the Termination Date when the Termination is because of Participant's death o Disability, deemed to be an exercise of a Non-Qualified Stock Option), but in any event no later than the original expiration date of such Option;
     (c) Notwithstanding the provisions in paragraphs 5.7(a) and 5.7(b), if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold an Option shall be entitled to exercise such Option whatsoever, whether or not, after the Termination Date, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for vacation pay, for services rendered prior to the Termination Date, for services rendered for the day on which Termination occurs, for salary in lieu of notice, for severance or for any other benefits; provided, however, in making such a determination, the Administrator shal give the Participant an opportunity to present to the Administrator evidence on Participant's behalf that the provisions of this paragraph 5.7(c) should not apply and, in the alternative, paragraph 5.7(a) or 5.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 5.7(c), Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant is Terminated.

5.8. Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

5.9. Limitations on Incentive Stock Options. The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which an Incentive Stock Option are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, and any Parent, Subsidiary and Affiliate of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which Incentive Stock Option(s) are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Option(s) for the first $100,000 worth of Shares to become exercisable in such calendar year will be deemed Incentive Stock Option(s) and the Option(s) that become exercisable in such calendar year for the number of Shares which have a Fair Market Value in excess of $100,000 will be deemed to be Non-Qualified Stock Option(s). In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment. Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.10. Modification, Extension or Renewal. The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code. The Administrator may reduce the Exercise Price of any outstanding Option of a Participant without the consent of the Participant affected by delivering a written notice to the Participant; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.5 for Options granted on the date the action is taken to reduce such Exercise Price.

5.11. No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to an Incentive Stock Option will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

5.12. Prohibition Against Transfer. No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant's Option shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.

ARTICLE 6.  STOCK APPRECIATION RIGHTS.

6.1.       Grant of Stock Appreciation Rights.

     (a) The Administrator may grant Stock Appreciation Rights either alone, or in conjunction with the grant of an Option, Performance Grant or other Award, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Administrator shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon th Award of Stock Appreciation Rights or the Shares issuable upon exercise thereof, as the Administrator shall establish.
     (b) The Administrator shall determine the number of Shares t be subject to each Award of Stock Appreciation

Rights. The number of Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Administrator, to the extent that Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Shares, or other securities or property of the Company, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Awar of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

6.2. Prohibition Against Transfer. No Award of Stock Appreciation Rights may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution or pursuant to a domestic relations order, and Stock Appreciation Rights Awarded to a Participant shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order. Unless the Administrator determines otherwise, the Award of Stock Appreciation Rights to a Participant shall not be exercisable for at least six months after the date of grant, unless such Participant is Terminated before the expiration of such six-month period by reason of such Participant's Disability or death.

6.3. Exercise. The Award of Stock Appreciation Rights shall not be exercisable:

     (a) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date such Incentive Stock Option is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date of such Award. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Administrator may establish;
     (b) unless the Option or other Award to which the Award of
     (c) unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or any Parent, Subsidiary or Affiliate of the Company, except that
     (i) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such Participant is Terminated solely by reason of a period of Related Employment, the Participant may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if such Participant had not been Terminated;
     (ii) if such Participant is Terminated by reason of such Participant's Disability or early, normal or deferred retirement under an approved retiremen program of the Company or any Parent, Subsidiary or Affiliate of the Company (or such other plan or arrangement as may be approved by the Administrator for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant may, at any time within three years (or such other period determined by the Administrator) after the Termination Date (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on the Termination Date, or with respect to such greater number of Shares as determined by the Administrator;
     (iii) if such Participant is Terminated for reasons other than Related Employment, Disability, early, normal or deferred retirement or death while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock Appreciation Rights at any time during the period, if any, which the Administrator approves (but in no event after the Award of Stock Appreciation Rights expires) following such Participant's Termination Date with respect to an Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on such Participant's Termination Date or as otherwise permitted by the Administrator; or
     (iv) if any Participant to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant's executors, administrators, heirs or distributees, as the
                                     A - 11
case may be, may, at any time
within one year (or such other period determined by the Administrator) after the date of death (but in no event after th Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which the decedent Participant could have exercised the Award of Stock Appreciation Rights at the time of such death, or with respect to such greater numbe of Shares as may be determined by the Administrator.

6.4. Exercise.

a) An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of clause (iv) of Paragraph 6.3(c)) to either (i) exercise such Award and receive payment in accordance with such Award or (ii) surrender unexercised the Option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of suc Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Shares having an aggregate value equal to the excess of the Fair Market Value of one Share, at the time of such exercise, over the Exercise Price per share, times the number of Shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Administrator shall be entitled to elect to settle the obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash or other securities or property of the Company, or other forms of payment, or any combination thereof, as determined by the Administrator, equal to the aggregate value of the Shares the Company would otherwise be obligated to deliver. Any such election by the Administrator shall be made as soon as practicable after the receipt by the Company of written notice of the exercise of such Stock Appreciation Rights. The value of a Share, other securities or property of the Company, or other forms of payment determined by the Administrator for this purpose shall be the Fair Market Value of a Share on the last business day next preceding the date of the election to exercise such Stock Appreciation Rights, unless the Administrator determines otherwise and is set forth in the Award Agreement with respect to such Stock Appreciation Rights.

     (b) An Award of Stock Appreciation Rights may provide that such Stock Appreciation Rights shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of such Stock Appreciation Rights or of the related Optio (or other Award), or such other date as specified by the Administrator, if at such time such Stock Appreciation Rights has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Paragraph 6.4(a).

ARTICLE 7.  RESTRICTED STOCK.

7.1. Grant. An Award of Restricted Stock is an offer by the Company to sell to an Eligible Participant Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the Exercise Price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the provisions of this
     Article 7.

7.2. Form of Restricted Stock Award. All purchases under an Award of Restricted Stock will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Award of Restricted Stock or Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 30 days from the date such Award Agreement is tendered to such Eligible Participant. If such Eligible Participant does not execute and
                                     A - 12
     deliver such Award Agreement along with full payment for the Shares to the Company within such 30 day period, then such offer will terminate, unless otherwise determined by the Administrator.

7.3. Purchase Price. The Exercise Price of Shares sold pursuant to an Award of Restricted Stock will be determined by the Administrator on the date such Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Exercise Price will be 100% of the per share Fair Market Value on the date such Award is granted of the Shares subject to the Award. Payment of the Exercise Price may be made in accordance with
     Article 10 of the Plan.

7.4. Terms of Restricted Stock Awards. Each Award of Restricted Stock shall be subject to such restrictions as the Administrator may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Award Agreement. Awards of Restricted Stock may vary from Participant to Participant and between groups of Participants. Prior to the grant of an Award of Restricted Stock, the Administrator shall:

     (a) determine the nature, length and starting date of any performance period for the Restricted Stock Award;
     (b) select from among the performance factors to be used to measure performance goals, if any; and
     (c)  determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Restricted Stock pursuant to an Award, the Administrator shall determine the extent to which such Restricted Stock Award has been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and having different performance goals and other criteria.

7.5. Termination During Performance Period. If a Participant is Terminated during a performance period with respect to any Award of Restricted Stock for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Award Agreement with respect to such Restricted Stock, unless the terms of such Award Agreement provide otherwise or the Administrator determines otherwise.


ARTICLE 8.  PERFORMANCE GRANTS.

8.1. Award. The Award of a Performance Grant to a Participant will entitle such Participant to receive a specified amount (the "Performance Grant Actual Value") as determined by the Administrator; provided that the terms and conditions specified in the Plan and in the Award of such Performance Grant are satisfied. Each Award of a Performance Grant shall be subject to the terms and conditions set forth in this Article 8 and such other terms and conditions, including, but not limited to, restrictions upon any cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Administrator shall establish, shall be embodied in an Award Agreement in such form and substance as is approved by the Administrator.

8.2. Terms. The Administrator shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award of a Performance Grant and whether or not such Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other type of Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to such Participant (the "Associated Award"). As determined by the Administrator, the maximum value of each Performance Grant (the "Maximum Value") shall be:

     (a) an amount fixed by the Administrator at the time the award is made or amended thereafter;

     (b) an amount which varies from time to time based in whole or in part on the then current Fair Market Value of a Share, other securities or property of the Company, or other securities or property, or any combination thereof; or

     (c) an amount that is determinable from criteria specified by the Administrator.

Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Administrator.

8.3. Award Period. The award period ("Performance Grant Award Period") in respect of any Performance Grant shall be a period determined by the Administrator. At the time each Performance Grant is made, the Administrator shall establish performance objectives to be attained within the Performance Grant Award Period as the means of determining the Performance Grant Actual Value of such Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company, one or more Subsidiary, Parent or Affiliate of the Company, or one or more of divisions or units thereof, or any combination of the foregoing, as the Administrator shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. Each Performance Grant Actual Value of a Performance Grant shall be equal to the Performance Grant Maximum Value of such Performance grant only if the performance objectives are attained in full, but the Administrator shall specify the manner in which the Performance Grant Actual Value shall be determined if the performance objectives are met in part. Such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, may be adjusted in any manner by the Administrator at any time and from time to time during or as soon as practicable after the Performance Grant Award Period, if it determines that such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, are not appropriate under the circumstances.

8.4. Termination. The rights of a Participant in Performance Grants awarded to such Participant shall be provisional and may be canceled or paid in whole or in part, all as determined by the Administrator, if such Participant's continuous employment or performance of services for the Company, any Parent, Subsidiary and Affiliate of the Company shall terminate for any reason prior to the end of the Performance Grant Award Period, except solely by reason of a period of Related Employment.

8.5. Determination of Performance Grant Actual Values. The Committee shall determine whether the conditions of Paragraphs 8.2 or 8.3 have been met and, if so, shall ascertain the Performance Grant Actual Value of Performance Grants. If a Performance Grant has no Performance Grant Actual Value, the Award of such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with such Associated Award's terms. If a Performance Grant has a Performance Grant Actual Value and:

     (a) was not awarded in conjunction with an Associated Award, the Administrator shall cause an amount equal to the Performance Grant Actual Value of such Performance Grant to be paid to the Participant or the Participant's beneficiary as provided below; or

     (b) was awarded in conjunction with an Associated Award, the Administrator shall determine, in accordance with criteria specified by the Administrator, whether to (i) to cancel such Performance Grant, in which event no amount in respect thereof shall be paid to the Participant or the Participant's beneficiary, and the Associated Award may be permitted to continue in effect in accordance with the Associated Award's terms, (ii) pay the Performance Grant Actual Value to the Participant or the Participant's beneficiary as provided below, in which event such Associated Award may be canceled, or (iii) pay to the Participant or the Participant's beneficiary as provided below, the Performance Grant Actual Value of only a portion of such Performance Grant, in which case a complimentary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Administrator.

Such determination by the Administrator shall be made as promptly as practicable following the end of the Performance Grant Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Administrator shall determine, and shall be made pursuant to criteria specified by the Administrator.

8.6. Payment. Payment of any amount in respect of the Performance Grants which the Administrator determines to pay as provided in this Article 8 shall be made by the Company as promptly as practicable after the end of the Performance Grant Award Period or at such other time or times as the Administrator shall determine, and may be made in cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof or in such other manner, as determined by the Administrator. Notwithstanding anything in this Article 8 to the contrary, the Administrator may determine and pay out a Performance Grant Actual Value of a Performance Grant at any time during the Performance Grant Award Period.


ARTICLE 9.  STOCK BONUSES.

9.1. Awards of Stock Bonuses. A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for services previously rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company, pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Parent, Subsidiary or Affiliate of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

9.2. Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals set forth in an Award Agreement, then the Administrator will:

     (a) determine the nature, length and starting date of any performance period for each Stock Bonus;
     (b) select from among the performance factors to be used to measure the performance, if any; and
     (c) determine the number of Shares that may be awarded to the Participant . Prior to the payment of any Stock Bonus, the Administrator shall determine the extent to which such Stock Bonuses have been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

9.3. Form of Payment. The earned portion of a Stock Bonus shall be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator will determine.

ARTICLE 10.  PAYMENT FOR SHARE PURCHASES.

10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Administrator and where permitted by law:

     (a) by cancellation of indebtedness of the Company to the Participant;
     (b) by surrender of shares of Common Stock that either (i) have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Participant in the public market;
     (c) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is secured by collateral other than the Shares satisfactory to the Administrator;
     (d) by waiver of compensation due or accrued to the Participant for services rendered;
     (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists, (i) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the NASD whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a "margin" commitment from the Participant and such broker-dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to such broker-dealer in a margin account as security for a loan from such broker-dealer in the amount of the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or
     (f) by any combination of the foregoing.

10.2. Loan Guarantees. The Company, in its sole discretion, may assist a Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.


ARTICLE 11.  AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.

11.1. Types of Options and Shares. Each Option granted under this Plan pursuant to this Article 11 shall be a Non-Qualified Stock Option.

11.2. Eligibility. Options subject to this Article 11 shall be granted only to Non-Employee Directors.

11.3. Initial Grant. Each Non-Employee Director who first becomes a member of the Board on or after the effective date of the Plan, will automatically be granted an Option for 715 Shares on the date such Non-Employee Director first becomes a member of the Board.

11.4. Succeeding Grant. On January 1st of each calendar year, commencing with January 1, 2003, each Non-Employee Director will automatically be granted an Option for 715 Shares, provided the Non-Employee Director is a member of the Board on such date.

11.5. Exercise Price. The Exercise Price of an Option granted pursuant to this
     Article 11 shall be the Fair Market Value of a Share on the date that the Option is deemed granted.

11.6. Exercisability of Options. Each option granted pursuant to this Article 11 shall be exercisable immediately upon the grant of such Option.

11.7. Method of Exercise. An Option granted pursuant to this Article 11 may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased and the executed Award Agreement with respect to such Option.

11.8. Termination. Notwithstanding anything contained in Section 11.7 or in an Award Agreement, exercise of Options granted pursuant to this Article 11 shall always be subject to the following:

     (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant's Options
(i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator), but in any event, no later than the original expiration date of such Option;
     (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant's Disability), then each of such Participant's Options may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and must be exercised by the Participant (or the Participant's legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator), but in any event no later than the original expiration date of such Option;
     (c) Notwithstanding the provisions in paragraphs 11.8(a) and 11.8(b), if a Participant is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not, after termination of service, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for services rendered prior to termination, for services rendered for the day on which termination occurs, or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant's behalf that the provisions of this paragraph 11.8(c) should not apply and, in the alternative, paragraph 11.8(a) or 11.8(b) shall apply; provided, further, however, that, for the purpose of this paragraph 11.8(c), termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant's service is terminated.

11.9. Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option granted pursuant to this Article 11, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

11.10. Prohibition Against Transfer. No Option granted pursuant to this Article 11 may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant's Option shall be exercisable during such Participant's lifetime only by such Participant or such person receiving the Option pursuant to a domestic relations order.

ARTICLE 12.  DEFERRAL OF COMPENSATION.

12.1. Deferral of Compensation. The Administrator shall determine whether or not an Award to a Participant shall be made in conjunction with deferral of such Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

     (a) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of Termination of employment or performance of services for the Company, or any Parent, Subsidiary or Affiliate of the Company);
     (b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or
     (c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of such Award, if any.

ARTICLE 13. DEFERRED PAYMENT OF AWARDS.

13.1. Deferred Payment of Awards. The Administrator may specify that the payment of all or any portion of cash, Shares, other securities or property of the Company, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Administrator shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Administrator.


ARTICLE 14.  AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.

14.1. Amendment or Substitution of Awards Under the Plan. The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Exercise Price of an Award); provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant's written consent. The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.


ARTICLE 15.  DESIGNATION OF BENEFICIARY BY PARTICIPANT.

15.1. Designation of Beneficiary by Participant. A Participant may designate one or more beneficiaries to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant's death. Such designation shall be on a written form acceptable to and filed with the Administrator. The Administrator shall have the right to review and approve beneficiary designations. A Participant may change the Participant's beneficiary(ies) from time to time in the same manner as the original designation, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Administrator. If no designated beneficiary survives the Participant and is living on the date on which any right or amount becomes payable to such Participant's beneficiary(ies), such payment will be made to the legal representatives of the Participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Administrator may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Administrator, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

ARTICLE 16.  CHANGE IN CONTROL.

16.1. Effect of a Change in Control. Upon any Change in Control:

     (a) each Stock Option and Stock Appreciation Right that is outstanding on the date of such Change in Control shall be exercisable in full immediately;
     (b) all restrictions with respect to Restricted Stock shall lapse immediately, and the Company's right to repurchase or forfeit any Restricted Stock outstanding on the date of such Change in Control shall thereupon terminate and the certificates representing such Restricted Stock and the related stock powers shall be promptly delivered to the Participants entitled thereto; and
     (c) all Performance Grant Award Periods for the purposes of determining the amounts of Awards of Performance Grants shall end as of the end of the calendar quarter immediately preceding the date of such Change in Control, and the amount of the Performance Grant payable shall be the portion of the maximum possible Performance Grant allocable to the portion of the Performance Grant Award Period that had elapsed and the results achieved during such portion of the Performance Grant Award Period.

16.2. Change of Control. For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:

     (a) any person who is not currently a stockholder of the Company becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities;
     (b) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board, are elected within any single 24-month consecutive period to serve on the Board;
     (c) members of the Incumbent Board cease to constitute a majority of the Board without the approval of the remaining members of the Incumbent Board; or
     (d) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under clauses (a), (b) or (c) of this
Section 16.2), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to clause (a) of this Section 16.2 solely because 30% or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company. For purposes of this Article 16, the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder.


ARTICLE 17.  PLAN AMENDMENT OR SUSPENSION.

17.1. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Code, Rule 16b-3 and/or with any other applicable law, rule or regulation. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant's written consent.


ARTICLE 18.  PLAN TERMINATION.

18.1. Method of Plan Termination. The Plan shall terminate upon the earlier of the following dates or events to occur:

     (a) upon the adoption of a resolution of the Board terminating the Plan; or
     (b) July 17, 2012, provided, however, that the Board may, prior to July 17, 2012, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options.

18.2. Effect of Termination on Outstanding Awards. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person's consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Article 14.


ARTICLE 19.  STOCKHOLDER APPROVAL.

19.1. Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval at a meeting of the stockholders of the Company to be duly held on or before July 17, 2003.

19.2. Effectiveness of Plan Prior to Stockholder Approval. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been approved by the stockholders of the Company as provided in Section
     19.1. The stockholders shall be deemed to have approved and adopted the Plan only if it is approved at a duly held meeting of the stockholders by vote taken in the manner required by the laws of the State of Delaware and the applicable federal securities laws.


ARTICLE 20.  TRANSFERABILITY.

20.1. Transferability. Except as may be approved by the Administrator where such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the Participant's lifetime only by such Participant or such person receiving such Option or similar right pursuant to a domestic relations order.


ARTICLE 21.  PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

21.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares subject to or issued pursuant to the Plan until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, however, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Restricted Stock that is repurchased at the Participant's Exercise Price in accordance with an Award Agreement with respect to such Restricted Stock.

21.2. Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, that the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

21.3. Restrictions on Shares. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares issued pursuant to such Award Agreement and held by a Participant following such Participant's Termination at any time within 90 days after the later of Participant's Termination Date or the date Participant purchases Shares under the Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or such other price as the Administrator may determine at the time of the grant of the Award.


ARTICLE 22.  CERTIFICATES.

22.1. Certificates. All Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall be appropriately legended.


ARTICLE 23.  DEPOSIT OF SHARES; ESCROW.

23.1. Deposit of Shares; Escrow. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator may from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.


ARTICLE 24.  EXCHANGE AND BUYOUT OF AWARDS.

24.1. Exchange. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

24.2. Buyout of Awards. The Administrator may, at any time or from time to time, authorize the Company to buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

ARTICLE 25.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

25.1. Compliance with Applicable Laws. An Award will not be effective unless such Award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

     (a) obtaining any approvals from governmental agencies that the Administrator determines are necessary or advisable; and/or
     (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

25.2. No Obligation to Register Shares or Awards. The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.


ARTICLE 26.  NO RIGHT TO EMPLOYMENT OR CONTINUATION OF RELATIONSHIP.

26.1. No Right to Employment or Continuation of Relationship. Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.


ARTICLE 27.  NON-EXCLUSIVITY OF THE PLAN.

27.1. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


ARTICLE 28.  MISCELLANEOUS PROVISIONS.

28.1. No Rights Unless Specifically Granted. No Eligible Participant, employee or other person shall have any claim or right to be granted an Award under the Plan under any contract, agreement or otherwise. Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such Eligible Participants are similarly situated.

28.2. No Rights Until Written Evidence Delivered. No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

28.3. Compliance with Applicable Law. No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

28.4. Compliance with Rule 16b-3. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

28.5. Right to Withhold Payments. The Company and any Parent, Subsidiary and Affiliate of the Company shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Administrator may permit a Participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Administrator shall deem to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

28.6. Expenses of Administration. The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for a Parent, Subsidiary or Affiliate of the Company:

     (a) if such Award results in payment of cash to the Participant, such Parent, Subsidiary or Affiliate shall pay to the Company an amount equal to such cash payment unless the Administrator shall otherwise determine;
     (b) if the Award results in the issuance by the Company to the Participant of Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, such Parent, Subsidiary or Affiliate of the Company shall, unless the Administrator shall otherwise determine, pay to the Company an amount equal to the fair market value thereof, as determined by the Administrator, on the date such Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Shares, other securities or property of the Company, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to such applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Shares, other securities or property of the Company, other securities or property or other forms of payment, or any combination thereof, all as the Administrator shall determine; and
     (c) the foregoing obligations of any such Parent, Subsidiary or Affiliate of the Company shall survive and remain in effect and binding on such entity even if its status as a Parent, Subsidiary or Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and such Parent, Subsidiary or Affiliate.

28.7. Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

28.8. Acceptance of Award Deemed Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant's (or other person's) acceptance and ratification of, and consent to, any action taken by the Company, Administrator, Board or Committee or their respective delegates under the Plan.

28.9. Fair Market Value Determined By the Administrator. Fair market value in relation to other securities or property of the Company, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time, shall mean such value as determined by the Administrator in accordance with the Plan and applicable law.

28.10. Use of Terms. For the purposes of the Plan, in the use of any term, the singular includes the plural and the plural includes the singular wherever appropriate.

28.11. Filing of Reports. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Shares issued pursuant hereto as may be required by
     Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

28.12. Validity; Construction; Interpretation. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of New York and the General Corporation Law of the State of Delaware.

                      Walker International Industries, Inc.

The undersigned hereby appoints Peter Walker and James N. Lucas, Sr., or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the shares of the undersigned in Walker International Industries, Inc., a Delaware corporation (the "Corporation"), at the 2002 Annual Meeting of the Stockholders of the Corporation, scheduled to be held on September 18, 2002, and any adjournments or postponements thereof, as follows:

This proxy is being solicited on behalf of the Board of Directors of the Corporation. The board recommends a vote FOR each of the following proposals.

1.   Election of the following nominees to the Board of Directors of the
     Corporation:

     James N. Lucas, Sr.    James Metzger    Mitchell S. Segal    Peter Walker

      |_|  FOR the nominees listed above

      |_| WITHHOLD authority to vote for all nominees

      |_| Withhold authority to vote for the following individual nominees:


                                 [Print Name(s)]

2. To amend the Corporation's Certificate of Incorporation to increase the number of authorized shares of the Corporation's common stock to 100,000,000 from 1,000,000:

           |_|  FOR               |_|  AGAINST               |_|  ABSTAIN

3. To amend the Corporation's Certificate of Incorporation to authorize the issuance of serial preferred stock:

           |_|  FOR               |_|  AGAINST               |_|  ABSTAIN

4. To amend the Corporation's Certificate of Incorporation to change the name of the Corporation to "Walker Financial Corporation":

           |_|  FOR               |_|  AGAINST               |_|  ABSTAIN

5. To amend the Corporation's Certificate of Incorporation to expand the authorized nature of business and purpose of the Corporation:

           |_|  FOR               |_|  AGAINST               |_|  ABSTAIN

6. To amend the Corporation's Certificate of Incorporation to create a classified Board of Directors:

           |_|  FOR               |_|  AGAINST               |_|  ABSTAIN

7.   To approve the Corporation's 2002 Equity Incentive Plan:

           |_|  FOR               |_|  AGAINST               |_|  ABSTAIN

8. To ratify the selection of Marcum & Kliegman LLC as the independent certified accountants of the Corporation for the current fiscal year:

           |_|  FOR               |_|  AGAINST               |_|  ABSTAIN

9. Upon such other business as may properly come before the meeting or any adjournment thereof.

           |_|  FOR               |_|  AGAINST               |_|  ABSTAIN

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ABOVE-LISTED DIRECTOR-NOMINEES AND FOR PROPOSALS 2 THROUGH 8, AS SET FORTH ON THE REVERSE HEREOF. RECEIPT OF THE CORPORATION'S PROXY STATEMENT, DATED AUGUST 19, 2002, IS HEREBY ACKNOWLEDGED.


Dated:                                    , 2002
        ----------------------------------


                                                                          [L.S.]


                                                                          [L.S.]

     (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

                       PLEASE MARK, DATE, SIGN AND RETURN
                     THIS PROXY IN THE ACCOMPANYING ENVELOPE